EXHIBIT 6.4

            NOTICE OF INTENT TO HOLD KENDRA #1-8, LODE MINING CLAIMS
                   DATED AUGUST 23, 2002, BY LEROY HALTERMAN




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                                 Leroy Halterman
                               802 Piedra Vista NE
                          Albuquerque, New Mexico 87123

Hildago County Recorder
300 Shakespeare
Lordsburg, New Mexico  88045

RE:      NOTICE OF INTENT TO HOLD          18250              37-1887
         KENDRA #1-8, LODE MINING CLAIMS

The undersign does hereby file and record notice that the claims listed below have been located and filed in accordance with the laws of the State of New Mexico and the United States of America. The undersigned has paid the 2002-2003 BLM Maintenance Fee and intends to hold these claims for at least this period of time.

Claim Name              Location                            BLM Serial No.
Kendra #1         Sections      24        T27S R20W         MMC 169589
                                19        T27S R21W
Kendra #2         Sections 13 & 24        T27S R21W         MMC 169590
                           18 & 19        T27S R20W
Kendra #3         Section       19        T27S R20W         MMC 169591

Kendra #4         Section  18 & 19        T27S R20W         MMC 169592

Kendra #5         Section       19        T27S R20W         MMC 169593

Kendra #6         Section  18 & 19        T27S R20W         MMC 169594

Kendra #7         Section       19        T27S R20W         MMC 169595

Kendra #8         Section  18 & 19        T27S R20W         MMC 169596

Dated this 23th Day of August, 2002

/s/ Leroy Halterman
Leroy Halterman

                  STATE OF NEW MEXICO
                    County of Hildago
                  Filed for record at 1:43 o'clock
                  P.M. AUG 28 2002
                  Recorded in Book 37 Page(s) 1887
                  of the records of Mining Locations
                  /s/ Belinda Chavez County Clerk
                  By: /s/ D. Vargas Deputy